UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

FS INVESTMENT CORPORATION II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2018

FS Investment Corporation II

(Exact name of Registrant as specified in its charter)

Maryland	814-00926	80-0741103
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2018, each of the following directors of FS Investment Corporation II (the “Company”) tendered his resignation from the board of directors of the Company (the “Board”): Robert E. Keith, Jr., Paul Mendelson, John E. Stuart, Scott J. Tarte and Stephen T. Burdumy (collectively, the “Resigning Directors”). Each resignation will become effective automatically upon, and subject to, the conditions discussed below. None of the Resigning Directors is resigning from the Board as a result of any disagreement on any matter relating to the Company’s operations, policies or practices.

On September 27, 2018, the Board also expanded the size of the Board from 10 directors to 11 directors (the “Board Expansion”), which will become effective automatically upon, and subject to, the conditions discussed below.

On September 27, 2018, the Board appointed each of Messrs. Frederick Arnold, Michael J. Hagan, James H. Kropp, Joseph P. Ujobai, Brian R. Ford and Jeffrey K. Harrow (the “New Directors”) to fill the vacancies which may be created by the resignations of the Resigning Directors and the Board Expansion. Each of the New Directors is currently a director of one or more funds advised by FS/KKR Advisor, LLC (“the Advisor”) or an affiliate of FS Investments.

The following table sets forth the name of each Resigning Director or new director seat to be filled, the name of the individual who is proposed to fill the applicable vacancy and class and term such person would fill:

New Director Seat/Resigning Director	New Director	Class (Expiration of Term)
Robert E. Keith, Jr.	Frederick Arnold	Class B (2019)
Paul Mendelson	Michael J. Hagan	Class B (2019)
John E. Stuart	James H. Kropp	Class C (2020)
Scott Tarte	Joseph P. Ujobai	Class C (2020)
New Director Seat	Brian R. Ford	Class A (2021)
Stephen T. Burdumy	Jeffrey K. Harrow	Class A (2021)

None of the New Directors will be “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

The resignations of each of the Resigning Directors, the creation of each vacancy created by the Board Expansion and the appointment of the New Directors will each become effective automatically upon the approval by the Company’s stockholders of the applicable New Director.

Each New Director, if elected, will participate in the Company’s standard independent director compensation arrangements. There is no arrangement or understanding between the New Directors and any other persons pursuant to which the New Directors were appointed as directors. None of the New Directors is party to any transaction that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

Additional Information and Where to Find It

This communication relates to the proposed election or approval of directors (the “Proposal”) at the Company’s 2018 annual meeting of stockholders (the “Annual Meeting”). In connection with the Proposal, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A (“Proxy Statement”). STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ANY PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSAL AND OTHER MATTERS RELATED TO THE ANNUAL MEETING. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov and from the Company’s website at https://www.fsinvestments.com/investments/funds/fsic-ii.

Participants in the Solicitations

The Company and its directors, executive officers and certain other members of management and employees, including employees of the Advisor, FS Investments, KKR Credit Advisors (US) LLC and their respective affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Proposal. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the Proposal will be contained in the Proxy Statement when such document becomes available. The Proxy Statement may be obtained free of charge from the sources indicated above.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to future events or the future performance or operations of the Company. Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings the Company makes with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation II

Date: September 27, 2018	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel